UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2003

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 News Release dated April 17, 2003
EX-99.2 Supplementary Information

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c.	Exhibits

99.1	Ceridian Corporation News Release dated April 17, 2003.

99.2	Supplementary information reflecting unusual or non-recurring items for quarterly periods in 2002.

Item 9. Regulation FD Disclosure.

     On April 17, 2003, we issued a press release reporting our first quarter 2003 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of supplementary information reflecting unusual or non-recurring items that have affected quarterly operating results in 2002, as referenced in the above mentioned press release, that are contained on our website at www.ceridian.com are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

     This information provided under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. This information, including the Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson

Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 17, 2003

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated April 17, 2003.	Filed electronically

99.2	Supplementary information reflecting unusual or non-recurring items for quarterly periods in 2002.	Filed electronically

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